The OMNI Investment Fund                                      ANNUAL REPORT 1995
--------------------------------------------------------------------------------

  The Omni Investment Fund's (the "Fund") performance in 1995 was 26.1%. The table below describes the Fund's average annual return for one year, five years, and since inception. The graph below depicts the Fund's performance versus the Russell 2000 Index, a broad market index of small to mid-sized companies with no undue weighting to a particular industry sector. Past performance is not predictive of future performance.


                            The Omni Investment Fund

                          Average Annual Total Return
                      for periods ended December 31, 1995

               One Year                 5 Years                               Since 2/14/85*
                26.1%                    18.5%                                    14.7%

                           *The Fund's inception date


                             [GRAPH APPEARS HERE]

                                Omni       Russell
                  --------------------------------

                   2/14/85     $10,000     $10,000
                  12/31/85     $12,703     $11,153
                  12/31/86     $14,738     $11,786
                  12/31/87     $15,985     $10,753
                  12/31/88     $19,196     $13,429
                  12/31/89     $24,272     $16,610
                  12/31/90     $18,946     $12,565
                  12/31/91     $23,685     $18,351
                  12/31/92     $28,325     $21,729
                  12/31/93     $32,926     $25,838
                  12/31/94     $35,144     $25,368
                  12/31/95     $44,307     $32,582

  The Fund's performance was largely impacted by the fact that large capitalization stocks and, more specifically, technology equities were the market leaders. Technology equities usually carry high price earnings ratios that do not lead to sufficient risk/reward protection. Consequently, the Fund's exposure to this group was quite small.

  Analysis of the Fund's performance in 1995 leads us to the following conclusions. As in 1994, the area of particular strength was among small financial institutions that continued to benefit from favorable interest rate spreads and industry consolidation. In the last two years, eight of the Fund's holdings announced merger agreements which is indicative of the advantage of the value investment concept. The Fund continued to avoid any large declines in specific stocks. This is one of the benefits of value investing; minimizing the downside risk.

  The stock market has enjoyed an almost unprecedented growth in the last five years without a meaningful correction. Basically, this has resulted from corporate earnings exceeding expectations and declining long-term interest rates--an almost ideal environment. With profit margins and returns on investment near all-time highs, and with growing evidence of increasing commodity price pressures, the very favorable scenario for stocks in general has diminished. The fact that the economy is largely driven by consumer spending and that the consumer has been retrenching will also exert downward pressure. As the market has a tendency to over-react to both positives and negatives, the Fund intends to take advantage of the over-reaction of the market to short-term negatives. We would much prefer to commit our dollars to situations that have suffered large price declines due to temporary problems rather than pay excessive prices for companies where all the good news is out.

  Given the factors described above, we expect to continue to expand our exposure in the consumer area. The group lagged the market throughout 1995 as consumers cleaned up their balance sheets. The slowdown in demand was exacerbated by the over capacity of retail space. Consequently, the retail group is now in the midst of forced cutbacks. When the consumers resume a more normal spending pattern, the surviving merchants should greatly benefit leading to superior investment results. Specifically, we will continue to buy stocks that have declined 50% to 70%, that exhibit strong "survival" fundamentals, and that have large upside potential with minimum downside risk from current price levels.

                                           Respectfully,

                                           /s/ Bob Perkins
                                           Bob Perkins
                                           President

THE OMNI INVESTMENT FUND . PORTFOLIO OF INVESTMENTS . December 31, 1995

                                                            Number
                                                           of Shares    Value
--------------------------------------------------------------------------------
 COMMON STOCKS:
--------------------------------------------------------------------------------
 BANKS--8.8%
--------------------------------------------------------------------------------
 (a) Benson Financial Corp..............................     34,000  $   637,500
     Dime Financial Corp................................     38,000      513,000
     First Commerce Corp. cum. pfd......................      6,500      242,938
     First Commerce Corp................................     20,000      640,000
     Walden Bancorp Inc.................................     39,500      750,500
                                                                     -----------
     TOTAL BANKS........................................               2,783,938
 CAPITAL GOODS--12.8%
--------------------------------------------------------------------------------
     Fleetwood Enterprises Inc..........................     29,000      746,750
 (a) ILC Technology Inc.................................     52,000      481,000
 (a) Intel Corp. warrants exp. 3/14/98..................     22,000      588,500
 (a) Kaneb Services Inc.................................    250,000      562,500
 (a) M.C. Shipping Inc..................................     44,000      148,500
     Masland Corp.......................................     11,000      154,000
     Simpson Industries Inc.............................     70,000      630,000
     Walbro Corp........................................     42,000      756,000
                                                                     -----------
     TOTAL CAPITAL GOODS................................               4,067,250
 COMMUNICATIONS--8.7%
--------------------------------------------------------------------------------
     Allen Group Inc....................................     20,200      451,975
 (a) Applied Digital Access Inc.........................     49,000      575,750
 (a) Centennial Cellular Corp...........................     32,000      548,000
 (a) International Cabletel Inc.........................     23,600      578,200
 (a) Jones Intercable Inc...............................     50,000      625,000
                                                                     -----------
     TOTAL COMMUNICATIONS...............................               2,778,925
 CONSUMER GOODS AND SERVICES--12.4%
--------------------------------------------------------------------------------
 (a) Best Buy Inc.......................................     30,000      487,500
 (a) Buttrey Food & Drug Stores Inc.....................     78,700      541,062
 (a) Congoleum Corp.....................................     89,000      956,750
 (a) Designs Inc........................................     85,000      595,000
 (a) Perrigo Co.........................................     30,400      361,000
     Rival Co...........................................     30,000      663,750
 (a) Steck-Vaughn Publishing Corp.......................     47,600      351,050
                                                                     -----------
     TOTAL CONSUMER GOODS AND SERVICES..................               3,956,112
 FINANCE--2.3%
--------------------------------------------------------------------------------
     Templeton Dragon Fund Inc..........................     55,000      735,625
                                                                     -----------
     TOTAL FINANCE......................................                 735,625
 HEALTH CARE--1.6%
--------------------------------------------------------------------------------
 (a) H & Q Healthcare Fund..............................     25,500      519,563
                                                                     -----------
     TOTAL HEALTH CARE..................................                 519,563
 INSURANCE--6.7%
--------------------------------------------------------------------------------
     Allied Group Inc...................................     13,500      486,000
 (a) American Re Corp...................................     10,000      408,750
     Old Republic Int'l Corp............................     34,800    1,235,400
                                                                     -----------
     TOTAL INSURANCE....................................               2,130,150
 NATURAL RESOURCES--7.4%
--------------------------------------------------------------------------------
     Cabot Oil & Gas Co.................................     40,000      585,000
 (a) Chieftain Int'l Inc................................     23,400      415,350
     Pogo Producing Co..................................     18,000      508,500
 (a) Seagull Energy Corp................................     16,000      356,000
     Snyder Oil Corp....................................     39,000      472,875
                                                                     -----------
     TOTAL NATURAL RESOURCES............................               2,337,725

                                                           Number
                                                         of Shares
                                                             or
                                                         Principal
                                                           Amount      Value
--------------------------------------------------------------------------------
 REAL ESTATE--4.4%
--------------------------------------------------------------------------------
     Eastgroup Properties SBI.........................       11,940 $   255,217
     IRT Property Co..................................       72,000     666,000
     Town & Country Trust.............................       36,500     474,500
                                                                    -----------
     TOTAL REAL ESTATE................................                1,395,717
 THRIFTS--20.4%
--------------------------------------------------------------------------------
     AMFED Financial Inc..............................       17,500     595,000
     American Bank of Connecticut.....................       20,000     545,000
     Andover Bancorp Inc..............................       16,000     338,000
 (a) California Federal Savings Bank..................       64,400   1,014,300
 (a) California Federal Savings--goodwill.............        5,600      27,653
 (a) Commercial Federal Corp..........................       25,200     951,300
     First Financial Corp.............................       34,225     787,175
     Interwest Bancorp Inc............................       31,000     631,625
     Medford Savings Bank.............................       41,000     881,500
     Mid Continent Bancshares Inc.....................       39,500     730,750
                                                                    -----------
     TOTAL THRIFTS....................................                6,502,303
                                                                    -----------
     TOTAL COMMON STOCKS--85.5%
      (cost: $22,958,448).............................               27,207,308
 CORPORATE BONDS:
--------------------------------------------------------------------------------
     Chock Full O' Nuts
      7% Due 4/1/12...................................   $  184,000     158,240
                                                                    -----------
     TOTAL CORPORATE BONDS--0.5%
      (cost: $174,760)................................                  158,240
 SHORT-TERM TREASURY SECURITIES:
--------------------------------------------------------------------------------
     U.S. Treasury Bills
      5.01% Due 02/01/96..............................   $1,000,000     995,720
     U.S. Treasury Bills
      5.14% Due 02/08/96..............................      900,000     895,194
     U.S. Treasury Bills
      5.06% Due 02/15/96..............................      500,000     496,900
     U.S. Treasury Bills
      5.13% Due 02/22/96..............................    1,200,000   1,191,312
     U.S. Treasury Bills
      5.09% Due 02/29/96..............................    1,000,000     991,890
     U.S. Treasury Bills
      5.28% Due 03/21/96..............................      200,000     197,736
                                                                    -----------
     TOTAL SHORT-TERM TREASURY SECURITIES--15.0%
      (cost: $4,741,411)..............................                4,768,752
                                                                    -----------
     TOTAL INVESTMENTS--101%
      (cost: $27,874,619).............................               32,134,300
     Liabilities less other assets--(1.0%)............                 (301,776)
                                                                    -----------
     Net assets--100%.................................              $31,832,524
                                                                    ===========

Notes to Portfolio of Investments:
(a) Non-income producing security.
(b) Based on the cost of investments of $27,874,619 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $4,974,183, the aggregate gross unrealized depreciation was $714,502 and the net unrealized appreciation of investments was $4,259,681.

                See accompanying Notes to Financial Statements.

                            THE OMNI INVESTMENT FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995

                                     ASSETS

Investments, at value (Cost: $27,874,619).......................... $32,134,300
Cash...............................................................      60,242
Receivables for investments sold...................................     157,629
Due from adviser...................................................       1,396
Dividends receivable...............................................      56,233
Interest receivable................................................       3,455
                                                                    -----------
    Total assets...................................................  32,413,255

                                  LIABILITIES

Payable for investments purchased..................................     534,633
Payable for capital shares redeemed................................      10,602
Accrued expenses...................................................       7,000
Advisory fees payable..............................................      26,964
Dividends payable..................................................       1,532
                                                                    -----------
    Total liabilities..............................................     580,731
                                                                    -----------
Net assets applicable to 2,184,458 shares outstanding, equivalent to $14.57 per share............................................... $31,832,524
                                                                    ===========
Net assets consist of:
  Shares of beneficial interest, $.01 par value.................... $    21,845
  Additional paid-in capital.......................................  27,515,986
  Undistributed net realized gains on sales of investments.........      35,012
  Net unrealized appreciation of investments.......................   4,259,681
                                                                    -----------
Net assets applicable to shares outstanding........................ $31,832,524
                                                                    ===========

                See accompanying Notes to Financial Statements.

                            THE OMNI INVESTMENT FUND

                                                                     Year ended
                                                                    December 31,
                                                                        1995
                      STATEMENT OF OPERATIONS                       ------------
Investment income:
  Dividends........................................................ $   449,089
  Interest.........................................................     172,139
                                                                    -----------
    Total investment income........................................     621,228
Expenses:
  Investment advisory fees.........................................     275,236
  Custodian fees...................................................      12,610
  Regulatory fees..................................................      34,736
  Legal fees.......................................................      48,213
  Auditing fees....................................................      17,500
  Other expenses...................................................      57,587
                                                                    -----------
    Total expenses.................................................     445,882
                                                                    -----------
Net investment income..............................................     175,346
Net realized and unrealized gain on investments:
  Net realized gain on sales of investments........................   2,781,540
  Change in net unrealized appreciation of investments.............   3,049,072
                                                                    -----------
    Net gain on investments........................................   5,830,612
                                                                    -----------
Net increase in net assets resulting from operations............... $ 6,005,958
                                                                    ===========

                                                        Year ended    Year ended
                                                       December 31,  December 31,
                                                           1995          1994
         STATEMENT OF CHANGES IN NET ASSETS            ------------  ------------
Operations:
  Net investment income (loss).......................  $   175,346   $    (6,426)
  Net realized gain on investments...................    2,781,540     2,656,725
  Change in net unrealized appreciation of
   investments.......................................    3,049,072    (1,642,402)
                                                       -----------   -----------
Net increase in net assets resulting from operations.    6,005,958     1,007,897
Dividends to shareholders from:
  Net investment income..............................     (175,346)           --
  Net realized gains.................................   (2,804,377)   (2,605,660)
Net increase from capital share transactions.........   10,536,459     3,558,114
                                                       -----------   -----------
Net increase in net assets...........................   13,562,694     1,960,351
Net assets:
  Beginning of year..................................   18,269,830    16,309,479
                                                       -----------   -----------
  End of year........................................  $31,832,524   $18,269,830
                                                       ===========   ===========

                See accompanying Notes to Financial Statements.

THE OMNI INVESTMENT FUND . NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

 The Omni Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in the common stocks of companies that the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in revenues, earnings or assets or companies that are undervalued relative to their assets.

Security valuation--

 Investments are stated at value. Investments in securities traded on a national securities exchange or reported on the NASDAQ System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the NASDAQ System that day. Unlisted securities and securities traded on the NASDAQ System for which last sales prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the mean of the last quoted bid price and the last quoted asked price at the time of valuation, or if no quoted bid or asked price is reported, on the basis of the mean of bid and asked prices obtained from a dealer who maintains an active market in that security. Unlisted debt securities or debt securities having an inactive market are valued based upon the mean of bid and offered prices obtained from dealers maintaining an active market in the security. Securities not having readily available market quotations are valued at fair value determined in good faith by the Board of Trustees. Other short-term debt securities with a remaining maturity of more than 60 days are valued at the mean of the bid and offered price obtained from a dealer which maintains an active market in that security; and other short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discounts, which approximates value.

Federal income taxes--

 The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Such provisions are being complied with and therefore no federal income tax provision is required.

Distributions to shareholders--

 Distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net investment income and capital gains are determined in accordance with income tax regulations.

Fund share valuation--

 Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of 3:00 p.m. (Chicago time) by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Other--

 The Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are amortized over the life of the respective securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

2. INVESTMENTS

 Purchases and proceeds from sales of investments (excluding short-term obligations) for the year ended December 31, 1995 were $24,318,543 and $20,880,261, respectively.

3. CAPITAL SHARE TRANSACTIONS

 On September 30, 1994, the Fund's shares were split 10 shares for 1 share. In the following table, the December 31, 1994 amounts reflect the activity in capital shares of the Fund after adjustment for the split:

                                             Year ended          Year ended
                                          December 31, 1995  December 31, 1994
                                         ------------------- ------------------
                                         Shares    Amount    Shares    Amount
                                         ------- ----------- ------- ----------
Shares sold............................. 677,474 $ 9,507,691 161,231 $2,430,821
Shares issued in reinvestment of
 dividends from net investment
 income and net realized gains.......... 192,870   2,798,929 204,537  2,563,666
                                         ------- ----------- ------- ----------
                                         870,344  12,306,620 365,768  4,994,487
Less shares redeemed.................... 118,518   1,770,161  99,096  1,436,373
                                         ------- ----------- ------- ----------
Net increase in shares outstanding...... 751,826 $10,536,459 266,672 $3,558,114
                                         ======= =========== ======= ==========

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 The Fund pays advisory fees for investment management and advisory services under a management agreement with Perkins, Wolf, McDonnell & Co. (PWM) that provides for fees at an annual rate of 1% of average daily net assets, payable monthly. During the year ended December 31, 1995 the Fund incurred advisory fees of $275,236. Portfolio transactions for the Fund have been executed through PWM, consistent with the Fund's policy of obtaining the best price and execution. PWM also acts as custodian for the Fund's investments. For the year ended December 31, 1995, PWM received commissions of $342,121 from purchases and sales of the Fund's portfolio investments and received custodian fees of $12,610. During the year ended December 31, 1995, the Fund paid fees to its unaffiliated trustees of $3,600.

                           THE OMNI INVESTMENT FUND

                             FINANCIAL HIGHLIGHTS

                                        Year ended December 31,                          Eleven mos.
                         -------------------------------------------------------------  ended Dec. 31,
                          1995    1994    1993    1992    1991    1990    1989   1988      1987(a)
                         ------  ------  ------  ------  ------  ------  ------  -----  --------------
Per share operating
 peformance(b):
NET ASSET VALUE AT
 BEGINNING OF PERIOD.... $12.75   13.99   13.39   11.39    9.23   12.19   11.21  10.06      11.33
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income
  (loss)................   0.09   (0.01)   0.03    0.09    0.14    0.28    0.23   0.24       0.21
 Net realized and
  urealized gain (loss)
  on investments........   3.23    0.91    2.14    2.14    2.16   (2.95)   2.71   1.77      (0.29)
                         ------  ------  ------  ------  ------  ------  ------  -----      -----
 Total from investment
  operations............   3.32    0.90    2.17    2.23    2.30   (2.67)   2.94   2.01      (0.08)
DIVIDENDS:
 Dividends from net
  investment income.....  (0.09)     --   (0.03)  (0.10)  (0.14)  (0.29)  (0.22) (0.24)     (0.20)
 Dividends from net
  realized gain on
  investments...........  (1.41)  (2.14)  (1.54)  (0.13)     --      --   (1.74) (0.62)     (0.99)
                         ------  ------  ------  ------  ------  ------  ------  -----      -----
 Total dividends........  (1.50)  (2.14)  (1.57)  (0.23)  (0.14)  (0.29)  (1.96) (0.86)     (1.19)
                         ------  ------  ------  ------  ------  ------  ------  -----      -----
NET ASSET VALUE AT END
 OF PERIOD.............. $14.57   12.75   13.99   13.39   11.39    9.23   12.19  11.21      10.06
                         ======  ======  ======  ======  ======  ======  ======  =====      =====
TOTAL RETURN (%):         26.07    6.74   16.25   19.59   25.01  (21.94)  26.44  20.09      (0.68)
                         ------  ------  ------  ------  ------  ------  ------  -----      -----
Ratios to average net
 assets (%)(c):
 Expenses...............   1.64    1.43    1.31    1.41    1.52    1.84    1.78   1.44       1.69
 Net investment income
  (loss)................   0.64   (0.04)   0.18    0.73    1.24    2.34    1.85   2.33       1.87
Portfolio turnover rate
 (%)(c).................     90     125     108     105     130     146     118    103        189
Net assets at end of
 period
 (in thousands)......... 31,833  18,270  16,309  14,007  11,940   9,839  13,576  9,976      6,748

-------
Note: (a) Effective October 20, 1987 the Fund became publicly registered under the Investment Company Act of 1940. Prior thereto, its shares were not publicly offered.
  (b) All per share amounts prior to December 31, 1994 have been adjusted for a 10 for 1 share split which occurred September 30, 1994.
  (c) Annualized.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
The Omni Investment Fund

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Omni Investment Fund as of December 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1988 and 1987 were audited by other auditors whose report dated February 23, 1989, expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Omni Investment Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1989, in conformity with generally accepted accounting principles.

                                       Ernst & Young LLP

Chicago, Illinois
February 16, 1996

       NAMES AND ADDRESSES

 TRUSTEES AND OFFICERS OF THE FUND

 ROBERT H. PERKINS, PRESIDENT AND TRUSTEE
 GREGORY E. WOLF, TREASURER AND TRUSTEE
 BURT W. ENGLEBERG, TRUSTEE
 JOHN R. HALL, TRUSTEE
 KEITH L. COOK, TRUSTEE
 N. TED HANS, SECRETARY

 INVESTMENT ADVISER

 PERKINS, WOLF, MCDONNELL & COMPANY
 53 WEST JACKSON BOULEVARD
 SUITE 818
 CHICAGO, ILLINOIS 60604


 CUSTODIAN OF PORTFOLIO SECURITIES

 PERKINS, WOLF, MCDONNELL & COMPANY
 53 WEST JACKSON BOULEVARD
 SUITE 818
 CHICAGO, ILLINOIS 60604

 INDEPENDENT AUDITORS

 ERNST & YOUNG LLP
 SEARS TOWER
 233 SOUTH WACKER DRIVE
 CHICAGO, ILLINOIS 60606

 LEGAL COUNSEL

 BLACKWELL SANDERS MATHENY
  WEARY & LOMBARDI
 1100 TWO PERSHING SQUARE
 2300 MAIN STREET
 KANSAS CITY, MISSOURI 64108

                                      LOGO

                                     Annual
                                     Report

                               December 31, 1995